UNITED STATES

SECURITIES AND EXCHANGECOMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2025

SMITH-MIDLAND CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13752	54-1727060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 300, 5119 Catlett Road

Midland, Virginia 22728

(Address of principal executive offices)

Registrant’s telephone number, including area code: (504) 439-3266

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol	on which registered
Common Stock, $0.01 par value per share	SMID	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2025, Smith-Midland Corporation (the “Company”), received a letter from Nasdaq indicating that the Company has regained compliance as it relates to its Annual Report on Form 10-K (“10-K”) for the year ended December 31, 2024. The Company’s 10-K was filed on May 27, 2025.

On May 29, 2025, the Company received a letter from Nasdaq, indicating it was not in compliance with Nasdaq listing rule 5250(c)(1), which requires the timely filing of all required periodic financial reports with the Securities and Exchange Commission. The required filing in question is the Company’s Quarterly Report on Form 10-Q (“10-Q”) for the quarter ended March 31, 2025. The delay in filing the 10-Q is related to the Company requiring additional time to complete its financial reporting close process as a result of delays in filing the Company’s 10-K.  The Company expects to file its 10-Q in the near future.

On June 4, 2025, the Company issued a press release announcing the above-detailed late filing. The press release issued by the Company in connection with the announcement is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit	Exhibit Description
No

99.1	Press release, dated June 4, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information filed as Exhibit 99.1 to this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH-MIDLAND CORPORATION

Dated: June 4, 2025	By:	/s/ Dominic L. Hunter
Chief Financial Officer

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